Audentes Therapeutics Reports Second Quarter 2019 Financial Results and Provides Corporate Update - Commenced enrollment of 8 patients into an ASPIRO pivotal expansion cohort to confirm the safety and efficacy profile of AT132 for the treatment of X-linked myotubular myopathy (XLMTM) at dose of 3x1014 vg/kg - Biologics License Application (BLA) submission for AT132 planned in mid-2020; Marketing Authorization Application (MAA) planned for second half of 2020 - Completed IND-enabling dose ranging and toxicology studies of AT845 for Pompe disease; on track to submit IND in Q3 2019 - Plan to commence Duchenne muscular dystrophy (DMD) patient dosing with AT702 manufactured by Nationwide Children’s Hospital (NCH) in Q4 2019; plan to submit IND for Audentes AT702 construct in Q1 2020 - Vector screening studies underway for AT466 for myotonic dystrophy type 1 (DM1); plan to submit IND in 2020 - Strong balance sheet with June 30, 2019 cash, cash equivalents and marketable securities of $378.6 million SAN FRANCISCO, August 6, 2019 / PRNewswire/ -- Audentes Therapeutics, Inc. (Nasdaq: BOLD), a leading AAV- based genetic medicines company focused on developing and commercializing innovative products for serious rare neuromuscular diseases, today reported its financial results for the second quarter ended June 30, 2019 and provided an update on the company’s recent achievements and anticipated upcoming milestones. “It is a very busy time at Audentes, and we are excited by the significant progress we have made across our portfolio,” stated Matthew R. Patterson, Chairman and Chief Executive Officer. “Following collaborative interactions with FDA and EMA, we have initiated enrollment of eight additional XLMTM patients into an ASPIRO pivotal expansion cohort, which is designed to confirm the safety and efficacy profile of AT132 at a dose of 3x1014 vg/kg. We are optimistic that these data will support the submission of a BLA for AT132 in mid-2020.” Mr. Patterson continued, “We remain on track for a third quarter IND submission of AT845 for the treatment of Pompe disease. And importantly, we’ve made substantial progress advancing our DMD program. We expect patient dosing with NCH’s AT702 construct to commence as planned in the fourth quarter of 2019 and to submit an IND in the first quarter of 2020 for the Audentes AT702 construct, which is designed to serve as the platform for our rapid expansion into additional DMD genotypes next year. Together with our work in myotonic dystrophy, we believe this rich development pipeline positions us well for continued growth and industry leadership in the field of AAV-based genetic medicines for neuromuscular disease.”

Recent Achievements & Upcoming Key Events AT132 for XLMTM: • Positive data update from ASPIRO, the Phase 1/2 clinical trial of AT132 for the treatment of XLMTM, presented at the 22nd Annual Meeting of the American Society of Gene and Cell Therapy (ASGCT) in May 2019. • 3x1014 vg/kg selected as optimal dose. • Following collaborative interactions with the FDA and EMA, initiated enrollment of eight additional XLMTM patients into the ASPIRO pivotal expansion cohort, designed to confirm the safety and efficacy profile of AT132 at a dose of 3x1014 vg/kg. • Enrollment in the pivotal expansion cohort is expected to be complete in the fall of 2019. • BLA submission for AT132 planned in mid-2020; MAA submission planned for the second half of 2020. • Next clinical data presentation planned at the 24th International Annual Congress of the World Muscle Society (WMS) in Copenhagen, Denmark, October 1-5, 2019. Additional information on the ASPIRO Pivotal Expansion Cohort: • The pivotal expansion cohort is enrolling eight patients, consisting of four age-matched pairs (+/- 6 months), with one patient from each pair randomized to receive a single dose of AT132 (3x1014 vg/kg) or serve as a delayed treatment control. Delayed treatment control patients will be administered AT132 following the collection of 24-week data from the full pivotal cohort. • Patients will be followed for safety and efficacy for five years, with the primary analysis occurring 24 weeks post treatment. • Key inclusion criteria: less than 5 years of age or have been enrolled in INCEPTUS, on invasive ventilator support for 20-24 hours per day, unable to sit without assistance for at least 30 seconds. • The primary efficacy endpoint is defined as change from baseline in hours of ventilatory support over time through week 24. As of the April 2019 ASPIRO data analysis, all nine patients treated achieved sustained and meaningful reductions in ventilatory support, with four patients successfully completely weaned off of mechanical ventilation. AT845 for Pompe Disease: • Completed IND-enabling dose ranging and toxicology studies. • On track to submit IND in the third quarter of 2019. AT702/AT751/AT753 for DMD: • Plan to commence patient dosing in the fourth quarter of 2019 with AT702 produced by NCH. AT702 is designed to induce exon 2 skipping to treat DMD caused by duplications of exon 2 (Dup2) and mutations in exons 1-5 of the dystrophin gene. • Dose ranging and toxicology studies underway to support a first quarter 2020 IND submission for the Audentes AT702 construct and transition the balance of the AT702 DMD program into a Phase 1/2 clinical study utilizing this product candidate. • The construct backbone of the Audentes AT702 product is designed to serve as a vectorized exon skipping platform for rapid expansion into additional DMD genotypes. • Preclinical work is underway to advance AT751 and AT753 to treat DMD patients with genotypes amenable to exons 51 and 53 skipping.

• In combination, AT702, AT751 and AT753 have the potential to address more than 25% of DMD patients; plan to leverage our vectorized exon skipping platform to develop additional product candidates with the potential to address up to 80% of DMD patients over time. AT466 for DM1: • Preclinical vector screening studies underway. • Plan to submit IND in 2020. Manufacturing: • Advanced chemistry, manufacturing, and controls (CMC) BLA and MAA-readiness efforts for AT132. • State-of-the-art, internal, large-scale cGMP manufacturing facility provides sufficient capacity for AT132 global commercialization as well as the near-term clinical development of all pipeline programs. • Completed construction and commissioning of state-of-the-art, internal plasmid manufacturing facility to support production of nonclinical and cGMP-grade plasmids for all of our development programs, including the potential commercialization of AT132. Corporate: • Appointed Edward R. Conner, M.D. as Senior Vice President and Chief Medical Officer. Ed is responsible for leading the company’s global clinical development strategy and oversees clinical development, clinical operations, regulatory affairs, medical affairs and patient advocacy. • Promoted Fulvio Mavilio, Ph.D. to Senior Vice President of Translational Science. Fulvio is responsible for advancing the company's pipeline from discovery through to IND-enabling preclinical development and oversees discovery biology, pharmacology/toxicology, bioinformatics and bioanalytics. Second Quarter 2019 Financial Results • Cash Position: As of June 30, 2019, cash, cash equivalents and marketable securities were $378.6 million. • Research and Development Expenses: Research and development expense was $37.3 million for the second quarter of 2019 compared to $26.3 million for the same period in 2018, an increase of $11.0 million. The increase was primarily attributable to higher direct program expenses for AT132 and AT845, along with additional R&D headcount to advance clinical and pre-clinical programs. Included in R&D expense for the three months ended June 30, 2019 was $3.2 million of non-cash stock-based compensation expense, compared to $2.3 million in the same period in 2018. For the six months ended June 30, 2019, research and development expense was $77.1 million compared to $46.2 million for the same period in 2018. • General and Administrative Expenses: General and administrative expense was $9.8 million for the second quarter of 2019 compared to $6.3 million for the same period in 2018. The increase was primarily attributable to headcount increases and infrastructure investment to support growth. Included in G&A expense for the three months ended June 30, 2019 was $2.9 million of non-cash stock- based compensation expense, compared to $1.8 million in the same period in 2018. For the six months ended June 30, 2019, general and administrative expense was $21.8 million compared to $12.8 million for the same period in 2018.

• Net Loss: Net loss was $44.8 million for the second quarter of 2019 compared to $31.4 million for the same period in 2018. Basic and diluted net loss per share for the three months ended June 30, 2019, was $1.01 compared with $0.85 for the same period in 2018. For the six months ended June 30, 2019, net loss was $94.2 million compared to $56.9 million for the same period in 2018. Basic and diluted net loss per share for the six months ended June 30, 2019, was $2.14 compared with $1.59 for the same period in 2018. Conference Call At 4:30 p.m. Eastern Time today, Audentes management will host a conference call and a simultaneous webcast to discuss its second quarter 2019 financial results and provide a corporate update. To access a live webcast of the conference call, please visit the Events & Presentations page within the Investors + Media section of the Audentes website at www.audentestx.com. Alternatively, please call (833) 659-8620 (U.S.) or (409) 767-9247 (international) and dial the conference ID# 4244738 to access the call. A replay of the webcast will be available on the Audentes website for approximately 30 days. About Audentes Therapeutics, Inc. Audentes Therapeutics (Nasdaq: BOLD) is a leading AAV-based genetic medicines company focused on developing and commercializing innovative products for serious rare neuromuscular diseases. We are leveraging our AAV gene therapy technology platform and proprietary manufacturing expertise to develop programs across three modalities: gene replacement, vectorized exon skipping, and vectorized RNA knockdown. Our product candidates are showing promising therapeutic profiles in clinical and preclinical studies across a range of neuromuscular diseases. Audentes is a focused, experienced and passionate team driven by the goal of improving the lives of patients. For more information regarding Audentes, please visit www.audentestx.com. Forward Looking Statements This press release contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to the expected benefits of the company's product candidates and technology platform, the timing and nature of the company's research, development and manufacturing activities, the timing and nature of availability and release of the company's clinical data results, the timing of regulatory filings for AT132, AT845, AT702, and AT466, the timing of patient dosing for AT702, the timing for patient enrollment in the ASPIRO pivotal expansion and the potential penetration into the DMD and DM1 markets. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Although the company believes that the expectations reflected in such forward-looking statements are reasonable, the company cannot guarantee future events, results, actions, levels of activity, performance or achievements, and the timing and results of biotechnology development and potential regulatory approval is inherently uncertain. Forward-looking statements are subject to risks and uncertainties that may cause the company's actual activities or results to differ significantly from those expressed in any forward-looking statement, including risks and uncertainties related to the company's ability to advance its product candidates, obtain regulatory approval of and ultimately commercialize its product candidates, the timing and results of preclinical and clinical trials, the company’s ability to fund development activities and achieve development goals, establish and scale-up manufacturing processes that comply with regulatory requirements, and protect intellectual property and other risks and uncertainties described under the heading "Risk Factors" in documents the company files from time to time with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this press release, and the company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof. Selected Financial Information Amounts in thousands except share and per share data Operating Results Three months ended June 30, Six months ended June 30, 2019 2018 2019 2018 Unaudited Operating expenses: Research and development $ 37,299 $ 26,348 $ 77,136 $ 46,239 General and administrative 9,778 6,281 21,771 12,800 Total operating expenses 47,077 32,629 98,907 59,039 Loss from operations (47,077) (32,629) (98,907) (59,039) Interest income, net 2,353 1,294 4,825 2,153 Other expense, net (40) (32) (73) (52) Net loss $ (44,764) $ (31,367) $ (94,155) $ (56,938) Net loss per share, basic and diluted $ (1.01) $ (0.85) $ (2.14) $ (1.59) Shares used in computing net loss per share, basic and diluted 44,426,279 36,935,940 44,028,010 35,765,506 Selected Balance Sheet Data June 30, 2019 December 31, 2018 Unaudited Cash, cash equivalents, marketable securities and restricted cash $ 382,386 $ 418,055 Total assets $ 478,114 $ 472,555 Total liabilities $ 58,412 $ 29,801 Total stockholders' equity $ 419,702 $ 442,754 Audentes Contacts: Investor Contact: Andrew Chang 415.818.1033 achang@audentestx.com Media Contacts: Sarah Spencer 415.957.2020 sspencer@audentestx.com